                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               CINEMARK USA, INC.


  OFFER TO EXCHANGE UP TO $360,000,000 OF ITS 9% SENIOR SUBORDINATED NOTES DUE
                                      2013

    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING 9% SENIOR SUBORDINATED NOTES DUE 2013

  THAT WERE ISSUED ON FEBRUARY 11, 2003 AND MAY 7, 2003 IN TRANSACTIONS EXEMPT
                                      FROM

                     REGISTRATION UNDER THE SECURITIES ACT

                Pursuant to the Prospectus dated          , 2003

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 2003, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

              THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

  By Registered or Certified    By Hand or Overnight Delivery:     Facsimile Transmissions:
            Mail:                 The Bank of New York Trust     (Eligible Institutions Only)
  The Bank of New York Trust       Company of Florida, N.A.             (212) 298-1915
   Company of Florida, N.A.       Corporate Trust Operations
  Corporate Trust Operations         Reorganization Unit        To Confirm by Telephone or for
     Reorganization Unit         101 Barclay Street -- 7 East         Information Call:
  101 Barclay Street, 7 East       New York, New York 10286          Santino Ginocchietti
   New York, New York 10286       Attn: Santino Ginocchietti            (212) 815-6331
  Attn: Santino Ginocchietti

                             ---------------------
     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange
Offer -- Procedures for Tendering Initial Notes" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Initial Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that Cinemark USA, Inc., a Texas corporation (the "Company"), may enforce this Letter of Transmittal against such participant.


     Holders (as defined below) of Existing 9% Notes whose certificates (the "Certificates") for such Existing 9% Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Existing 9% Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Existing 9% Notes" in the Prospectus.


     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:


------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF EXISTING 9% NOTES
------------------------------------------------------------------------------------------------------------------------------
          IF BLANK, PLEASE PRINT NAME AND ADDRESS                                    EXISTING 9% NOTES
                  OF REGISTERED HOLDER(S)                                  (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PRINCIPAL
                                                                                    AGGREGATE                 AMOUNT OF
                                                                                    PRINCIPAL                EXISTING 9%
                                                                                    AMOUNT OF                   NOTES
                                                              CERTIFICATE          EXISTING 9%              TENDERED (IF
                                                               NUMBER(S)*             NOTES               LESS THAN ALL)**
                                                             -----------------------------------------------------------------
                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------
                                                                 Total:
------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by book-entry Holders.
** Existing 9% Notes may be tendered in whole or in part in multiples of $1,000. All Existing 9% Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------


           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)


[ ] CHECK HERE IF TENDERED EXISTING 9% NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:


    Name of Tendering Institution
--------------------------------------------------------------------------------

    DTC Account Number
--------------------------------------------------------------------------------

    Transaction Code Number
--------------------------------------------------------------------------------


[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED EXISTING 9% NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):


    Name(s) of Registered Holder(s)
--------------------------------------------------------------------------------

    Window Ticket Number (if any)
--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------------

    Name of Institution that Guaranteed Delivery
--------------------------------------------------------------------------------

    If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution
--------------------------------------------------------------------------------

    DTC Account Number
--------------------------------------------------------------------------------

    Transaction Code Number
--------------------------------------------------------------------------------


[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED EXISTING 9%
    NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
    ABOVE.


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Ladies and Gentlemen:


     The undersigned hereby tenders to Cinemark USA, Inc., a Texas corporation (the "Company"), the above described principal amount of the Company's 9% Senior Subordinated Notes due 2013, $150 million of which was issued in a private offering on February 11, 2003 and $210 million of which was issued in a private offering on May 7, 2003 (collectively, the "Existing 9% Notes") in exchange for an equivalent amount of the Company's 9% Senior Subordinated Notes due 2013 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions
set forth in the Prospectus dated           , 2003 (as the same may be amended
or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").



     Subject to and effective upon the acceptance for exchange of all or any portion of the Existing 9% Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Existing 9% Notes as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Existing 9% Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Existing 9% Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Existing 9% Notes, (ii) present Certificates for such Existing 9% Notes for transfer, and to transfer the Existing 9% Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Existing 9% Notes, all in accordance with the terms and conditions of the Exchange Offer.



     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing 9% Notes tendered hereby and that, when the same is accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Existing 9% Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Existing 9% Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreements relating to the Existing 9% Notes. The undersigned has read and agrees to all of the terms of the Exchange Offer.



     The name(s) and address(es) of the registered Holder(s) of the Existing 9% Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Existing 9% Notes. The Certificate number(s) and the Existing 9% Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.



     If any tendered Existing 9% Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Existing 9% Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Initial Notes will be returned (or, in the case of Existing 9% Notes tendered by book-entry transfer, such Existing 9% Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.



     The undersigned understands that tenders of Existing 9% Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Existing 9% Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Existing 9% Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Existing 9% Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing 9% Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Existing 9% Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Existing 9% Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.



     By tendering Existing 9% Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes. The Company may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Existing 9% Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing 9% Notes, it represents that the Existing 9% Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



     The Company has agreed that, subject to the provisions of the Registration Rights Agreement relating to the Existing 9% Notes, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Existing 9% Notes, where such Existing 9% Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the registration statement relating to the Exchange Notes (the "Effective Date") (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Existing 9% Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Existing 9% Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement relating to the Existing 9% Notes, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-DAY period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Existing 9% Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer -- Exchange Agent."



     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing 9% Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.



     The undersigned, by completing the box entitled "Description of Existing 9% Notes" above and signing this letter, will be deemed to have tendered the Existing 9% Notes as set forth in such box.


                         SPECIAL ISSUANCE INSTRUCTIONS

                        (SIGNATURE GUARANTEE REQUIRED --

                               SEE INSTRUCTION 2)


  TO BE COMPLETED ONLY if Exchange Notes or Existing 9% Notes not tendered are to be issued in the name of someone other than the registered Holder of the Existing 9% Notes whose name(s) appear(s) above.



[ ] Existing 9% Notes not tendered to:


[ ] Exchange Notes to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS

                        (SIGNATURE GUARANTEE REQUIRED --

                               SEE INSTRUCTION 2)


  TO BE COMPLETED ONLY if Exchange Notes or Existing 9% Notes not tendered are to be sent to someone other than the registered Holder of the Existing 9% Notes whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.



[ ] Existing 9% Notes not tendered to:


[ ] Exchange Notes to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                   IMPORTANT
                               HOLDERS: SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Date: ------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Existing 9% Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full Title):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:
--------------------------------------------------------------------------------
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTION 2 BELOW)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:
--------------------------------------------------------------------------------
Date: ------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Existing 9% Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Existing 9% Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Existing 9% Notes may be tendered in whole or in part in integral multiples of $1,000.



     Holders who wish to tender their Existing 9% Notes and (i) whose Existing 9% Notes are not immediately available or (ii) who cannot deliver their Existing 9% Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Existing 9% Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Existing 9% Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Existing 9% Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Existing 9% Notes" in the Prospectus.



     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Existing 9% Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.


     The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:


          i. this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Existing 9% Notes (the "Holder")) of Existing 9% Notes tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or



          ii. such Existing 9% Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.


     3. Inadequate Space. If the space provided in the box captioned "Description of Existing 9% Notes" is inadequate, the Certificate number(s) and/or the principal amount of Existing 9% Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.



     4. Partial Tenders and Withdrawal Rights. Tenders of Existing 9% Notes will be accepted only in integral multiples of $1,000. If less than all the Existing 9% Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Existing 9% Notes which are to be tendered in the box entitled "Principal Amount of Existing 9% Notes Tendered." In such case, new Certificate(s) for the remainder of the Existing 9% Notes that were evidenced by your old Certificate(s) will only be sent to the Holder of the Existing 9% Notes, promptly after the Expiration Date. All Existing 9% Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.



     Except as otherwise provided herein, tenders of Existing 9% Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Existing 9% Notes to be withdrawn, the aggregate principal amount of Existing 9% Notes to be withdrawn, and (if Certificates for Existing 9% Notes have been tendered) the name of the registered Holder of the Existing 9% Notes as set forth on the Certificate for the Existing 9% Notes, if different from that of the person who tendered such Existing 9% Notes. If Certificates for the Existing 9% Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Existing 9% Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Existing 9% Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Existing 9% Notes tendered for the account of an Eligible Institution. If Existing 9% Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Existing 9% Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Existing 9% Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Existing 9% Notes may not be rescinded. Existing 9% Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Existing 9% Notes."



     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Existing 9% Notes that have been tendered but that are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.



     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Existing 9% Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.



     If any Existing 9% Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.



     If any tendered Existing 9% Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to so act.


     When this Letter of Transmittal is signed by the registered owner(s) of the Existing 9% Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.



     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Existing 9% Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Existing 9% Notes may require in accordance with the restrictions on transfer applicable to the Existing 9% Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.



     6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Existing 9% Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.



     7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Existing 9% Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions of the Exchange Offer" or any conditions or irregularities in any tender of Existing 9% Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Existing 9% Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.


     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.


     9. 30% Backup Withholding; Substitute Form W-9. Under the U.S. Federal income tax law, a Holder whose tendered Existing 9% Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN"). The Holder's TIN may be provided on an IRS Form W-9 or a Substitute Form W-9 as furnished below. If the Exchange Agent is not provided with the correct TIN, payments to such Holders or other payees with respect to Existing 9% Notes exchanged pursuant to the Exchange Offer may be subject to 30% backup withholding. In addition, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to penalties for failure to provide a valid TIN or for providing false information in connection with a request for a TIN.


     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the

Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.


     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Existing 9% Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Existing 9% Notes. If the Existing 9% Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the Substitute Form W-9 attached below, and write "EXEMPT" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


     11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Existing 9% Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Existing 9% Notes for exchange.



     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing 9% Notes nor shall any of them incur any liability for failure to give any such notice.



     12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Existing 9% Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.



     13. Security Transfer Taxes. Holders who tender their Existing 9% Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Existing 9% Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Existing 9% Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.


-------------------------------------------------------------------------------------------------
                PAYER'S NAME: THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
-------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX            TIN:
         FORM W-9           AT RIGHT AND CERTIFY BY SIGNING AND DATING     ---------------------
DEPARTMENT OF THE TREASURY  BELOW.                                         Social Security Number
 INTERNAL REVENUE SERVICE                                                       or Employer
                                                                           Identification Number
-------------------------------------------------------------------------------------------------
   PAYER'S REQUEST FOR      PART 2 -- TIN Applied For [ ]
          TAXPAYER
  IDENTIFICATION NUMBER
          ("TIN")
-------------------------------------------------------------------------------------------------
CERTIFICATION:  Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding either because: (a) I have not been notified by the
    Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
Guidelines.)
-------------------------------------------------------------------------------------------------

Signature                                                                  Date
  -------------------------------------------------------------------      --------------------
-------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING
           (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, thirty percent (30%) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature ------------------------------          Date -------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------
                                            GIVE THE
                                        SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 1.  An individual's account.        The individual
 2.  Two or more individuals (joint  The actual owner of
     account)                        the account or, if
                                     combined funds, any
                                     one of the
                                     individuals(1)
 3.  Husband and wife (joint         The actual owner of
     account)                        the account or, if
                                     joint funds, either
                                     person(1)
 4.  Custodian account of a minor    The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint          The adult or, if the
     account)                        minor is the only
                                     contributor, the
                                     minor(1)
 6.  Account in the name of          The ward, minor or
     guardian or committee for a     incompetent person(3)
     designated ward, minor, or
     incompetent person
 7.  a. The usual revocable savings  The grantor-trustee(1)
       trust account (grantor is
       also trustee)
     b. So-called trust account      The actual owner(1)
       that is not a legal or valid
       trust under State law
 8.  Sole proprietorship account     The owner(4)
-----------------------------------------------------------

-----------------------------------------------------------
                                       GIVE THE EMPLOYER
                                         IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 9.  A valid trust, estate, or       The legal entity (Do
     pension trust                   not furnish the
                                     identifying number of
                                     the personal
                                     representative or
                                     trustee unless the
                                     legal entity itself is
                                     not designated in the
                                     account title)(5)
10.  Corporate account               The corporation
11.  Religious, charitable, or       The organization
     educational organization
     account
12.  Partnership account held in     The partnership
     the name of the business
13.  Association, club, or other     The organization
     tax-exempt organization
14.  A broker or registered nominee  The broker or nominee
15.  Account with the Department of  The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
-----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(6)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a)
  - An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals.
    NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-in-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to the payer.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N and their regulations.

  PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE